EXHIBIT 10.78

                     JOINT VENTURE CONTRACT
                               FOR
             TANGSHAN PANDA HEAT AND POWER CO., LTD.



                        TABLE OF CONTENTS

ARTICLE 1      General Principle
ARTICLE 2      Two Parties of the Joint Venture
ARTICLE 3      Name and Address of the Joint Venture Company
ARTICLE 4      Purpose and Business Scope of
               the Joint Venture Company
ARTICLE 5      Total Investment and Registered Capital
ARTICLE 6      Responsibilities and Duties of the Parties
ARTICLE 7      Board of Directors
ARTICLE 8      Business Administrative Organization
ARTICLE 9      Purchase of Materials
ARTICLE 10     Preparation Work
ARTICLE 11     Personnel Administration
ARTICLE 12     Foreign Currency Control
ARTICLE 13     Financing, Taxing and Auditing
ARTICLE 14     Terms of the Joint Venture
ARTICLE 15     Insurance
ARTICLE 16     Amendment, Termination and Release of the
               Contract
ARTICLE 17     Obligation of the Party Breaching the
               Contract
ARTICLE 18     Force Majeure
ARTICLE 19     Laws Applicable
ARTICLE 20     Arbitration
ARTICLE 21     Validity of the Contract
ARTICLE 22     Language of the Text


                             ARTICLE 1
                          GENERAL PRINCIPLE

1.1. In accordance with the stipulations of "The Law of the People's Republic of China on Chinese-Foreign Equity Joint Ventures" and other related laws and rules, and on the basis of equality and mutual benefit Luannan County Heat & Power Plant of Tangshan City, Hebei Province, the People's Republic of China
(PRC) and Pan-Western Energy Corp., LLC (a subsidiary of Panda Energy Corp. In Dallas, Texas, U.S.A) of Cayman Islands, British West Indies, both agree to establish a Joint Venture Company with joint investment and hereby sign this contract.

                            ARTICLE 2
                TWO PARTIES OF THE JOINT VENTURE

2.1. Luannan Heat & Power Plant (hereinafter referred to as Park A) is a registered company in PRC, its statutory address being Benchengzhong Street, Luannan County, Hebei Province, PRC and statutory representative being Zhao Xiucheng, General Manager of Party A, with Chinese nationality.

    Pan-Western Energy Corp., LLC (hereinafter referred to as Party B) is a registered company in Cayman Islands, British West Indies with its statutory address being Maples and Calder, Ugland House, South Church Street, P.O. Box 309, George Town, Grand Cayman, Cayman Islands, British West Indies and statutory representative Robert W. Carter, Chairman and President of Party B. with U.S.A. nationality.

                            ARTICLE 3
                        NAME AND ADDRESS
                  OF THE JOINT VENTURE COMPANY

3.1. Full Chinese name for the Joint Venture Company shall be:

3.2. Full English name for the Joint Venture Company shall  be:
TANGSHAN PANDA HEAT AND POWER CO., LTD. (hereinafter referred to as JVC).

3.3.  The  registered address of JVC shall be at  Benchengzhong
Street, Luannan County, Tangshan City, Hebei Province, PRC.

                            ARTICLE 4
                    PURPOSE AND BUSINESS SCOPE
                   OF THE JOINT VENTURE COMPANY

4.1 The company shall be based and run on sound and lawful business principles and principles of equality and mutual benefit with the aim of selling its products and services at a profit acceptable to the compare.

4.2. The company shall manufacture and sell electricity, steam and their by-products in the Chinese domestic market.

4.3. The total production capacity of the company shall be approximately:

     (i) Steam generation of 184,200 million kcal. per year and electricity generation of 325 million kwh per year at capacity of 50,000 kw
     (ii) The production capacity may be changed from time to time by agreement of the Parties.

                            ARTICLE 5
             TOTAL INVESTMENT AND REGISTERED CAPITAL

5.1. JVC shall be a limited liability company. The liability of both Parties to the company shall be limited to their amount of capital investment.

5.2. The total investment of the company shall be US $29,500,000, and the registered capital of the company shall be US $11,800,000. The contribution made by Party A shall be US $2,360,000, accounting for 20% of the registered capital; the contribution made by Party B shall be US $9,440,000, accounting for 80% of the registered capital.

The rest of the total investment exceeding the registered capital shall be settled by international financing and JVC shall be responsible for the payment of debt obligations, interests and financing costs.

The Parties shall share the profits, losses and risks in proportion to their investment contributed.

5.3. Party A and Party B shall invest in the following way:
Party A: With land use rights, material objects and cash capital contributions made at or during the times specified in Section

5.4. Party B: With cash capital contributions made at or during the times specified in Section 5.4.

5.4. The total investment shall be fully made by the Commercial
Operation  Date of the power and steam production  facility  (the
"Facility") to be owned by JVC (the "Commercial Operation Date"), with registered capital contributions to be made according to the percentage ownership of each Party.

    Both Parties shall contribute five percent (5%) of the registered capital in their respective proportion within thirty
(30) days after the business license is issued and contribute up to fifteen percent (15%) of the registered capital in their respective proportion within one hundred and eighty (180) days after the business license is issued. Each Party shall guarantee the payment of the remaining eighty five percent (85%) of the registered capital to be sufficient to meet the requirements of the Joint Venture project progress and within two years after the establishment of JVC.

5.5. The registered capital of JVC shall not be reduced during the joint venture period, but can be increased if either Party reinvest with their profits distributed.

5.6. If either Party desires to transfer its capital investment to a third Party, whether totally or partially, it should be agreed upon by the other Party and approved by the authorities concerned, and the other Party shall have the first night of refusal to purchase which right must be exercised (if exercised), within thirty (30) days after notice of such proposed transfer is received. The other Party may waive its first right of refusal to purchase, but shall reserve the right to choose a subsidiary or affiliate Party as the assignee. The conditions for such transfer from one Party of JVC to a third Party shall not be more favorable than the conditions given to the other Party of JVC.

5.7. During the preparation period of JVC project and before formal start of production, neither Party shall transfer its capital investment.

5.8. Any increase, transfer of the registered capital of JVC should be unanimously agreed upon by the Board of Directors and approved by the authorities concerned, and must be registered with the local industrial and commercial administration bureau.

5.9.  The  Parties shall agree upon a project development  budget and  shall  share  all  costs incurred pursuant  to  such  budget
proportionately   (in   accordance   with   registered    capital
contributions).


                          ARTICLE 6
            RESPONSIBILITIES AND DUTIES OF THE PARTIES

6.1. Party A shall, in addition to its contribution of capital investment, have responsibilities and duties to assist JVC in the handling of the following matters concerned:

     (i) To assist the company in handling matters such as the application for approval registration and the obtaining of business licenses from relevant Chinese departments;
     (ii) To assist JVC and EPC in applying for and obtaining all possible tax reductions and exemptions according to Chinese law;
     (iii) To assist JVC and EPC in matters concerning the purchase of equipment and machinery, the customs declaration of imported equipment and transportation of supplies within China;
     (iv) To assist JVC in contacting and implementing the
     basic     facilities    of    water,     electricity,
     transportation and communication, etc..
     (v)  To assist JVC in the employment of local Chinese
     staff,   technicians,  workers  and  other   required
     personnel;
     (vi) To assist foreign personnel sent by Party B to work in JVC in obtaining necessary entry visas, work permits and permit for travel on business within China;
     (vii) To assist in other matters
     entrusted by JVC.

6.2. Party B shall in addition to its contribution of capi tal investment have responsibilities and duties to assist
JVC in the handling of the following makers concerned:

     (i)  To assist JVC and the EPC Contractor to procure,
     per  specifications  and  instructions  of  JVC,  the
     advanced and applicable machinery and equipment  from
     the   international  market,  and   provide   related
     information in that regard;
     (ii)  To  assign technical personal to be responsible
     for  the check and test, installation and maintenance
     of  the  machinery  and equipment  introduced,  train
     technical personnel and workers of JVC;
     (iii) To assist JVC in arranging for financing
     of the Facility,
     (iv)  Subject to the direction of JVC, to manage  the
     development,  construction  and  operation   of   the
     Facility;
     (v) To assist in other matters entrusted by JVC.

                            ARTICLE 7
                       BOARD OF DIRECTORS

7.1. The official date of obtaining the business license of JVC is the date of the establishment of the Board of Directors.

The Board of Directors shall be the highest authority of JVC and decide all major issues concerning JVC.

7.2.  The  Board  of  Directors shall be  composed  of  five  (5)
directors, one (1) of which shall be from Party A and four (4) from Party B. From within the Board of Directors, Party B shall appoint a chairman. There shall be two (2) vice chairmen to be respectively appointed by Party A and Party B. The directors shall hold the office for a period of four (4) years. The term of office may be renewed by the nominating Party.

7.3. Issues which require unanimous decision of the Board of Directors shall include:

     (i) Amendment of the Articles of Association of JVC;
     (ii) Increase or assignment of the registered capital of TVC;
     (iii) Merger of JVC with another corporation;
     (iv)  Extension, termination and dissolution  of  the  Joint
     Venture and the liquidation and wind-up thereof;
     (v) Other major issues that the Board of Directors deems it necessary to have unanimous affirmative votes.

All issues except for the above shall be decided by majority vote of the directors then present at any board meeting (including special board meeting) at which a quorum is present. Unless waived by Party A's director or Party A, the quorum shall include one Party A's director.

7.4. The chairman of the board is the statutory representative of the JVC. When the chairman cannot carry out his obligations for whatever reason, he can authorize a vice chairman to act on his behalf.

7.5. The board meeting shall be convened at least once a year and shall be sponsored by the chairman. At the request of at least two (2) of the directors, the chairman shall convene a special board meeting.

                            ARTICLE 8
              BUSINESS ADMINISTRATIVE ORGANIZATION

8.1. JVC shall set up its business administrative organization which shall be responsible for daily management of the company.

The business administrative organization shall have one (1) general manager and two (2) deputy general managers. The general manager shall be recommended by Party B, and each Party shall recommend one (1) deputy general manager. General and deputy general managers shall be appointed by the Board of Directors and their tenures of office shall be four (4) years.

The obligation of the general manager is to carry out all the decisions of the Board of Directors, organize and be responsible for the routine business administrative work of JVC. The deputy general managers shall assist the general manager in his work. Decisions of important issues in the day-to-day business of JVC shall be valid only when they are signed by both the general manager and Party A's deputy general manager. Issues requiring joint signatures shall be stipulated by the Board of Directors.

8.2 The business administrative organization of JVC shall consist of certain departments and the manager of each department shall be directly responsible to the general manager (or as otherwise specified by the general manager or the Board of Directors).

8.3. The general manager and each deputy general manager can be dismissed at any time through the resolution passed at the board meeting if they are found to practice graft or be seriously derelict of their duties or with the approval of the Party recommending such person for any reason.

                            ARTICLE 9
                      PURCHASE OF MATERIALS

9.1. As for the procurement of materials, fuels, fittings, means of transport and office appliance (hereinafter referred to as materials) required by JVC, priority should be given to China under the same condition.

                           ARTICLE 10
                        PREPARATION WORK

10.1. During the preparation and construction period of the Joint Venture, a preparation group should be set up directly under the Board of Directors, which shall consist of three (3) persons, one
(1) from Party A and two (2) from Party B. A group leader shall be recommended by Party B, and a deputy group leader by Party A. The group leader and deputy group leader should be appointed by the Board of Directors.

10.2. The preparation group shall be responsible for auditing of engineering design, signing of contract project agreements, organizing the procurement and checking of the related equipment, materials and other goods, working out the general schedule of the construction plan for the budget, controlling financial payment and design-making on the construction; responsible for the control and management of documents, blue prints, files, and data when the construction is in progress.

10.3.  The  preparation  group  shall  be  responsible  for   the
auditing, supervision, check; and test of the project design, quality, equipment and materials.

10.4. The staff organization of the preparation group and their salaries and expenditures shall be entered into the construction budget upon approval of the Board of Directors.

10.5. The preparation group shall be canceled upon the approval of the Board of Directors after the construction is completed and the procedure of transfer is implemented.

                        ARTICLE 11
                 PERSONNEL ADMINISTRATION

11.1. With regard to employment dismissal, wages, labor insurance, welfare and reward and penalty of the workers of JVC, the Board of Directors should discuss and work out a labor contract and then implement it in accordance with the
"Provisions of the People's Republic of China on Labor Management in Chinese-Foreign Equity Joint Venture" and the methods of its implementation. The Labor Contract, after its signing, should be kept in the file of the local labor administration department.

11.2. Staff members of JVC have the right to establish their trade union and take part in its activities in accordance with the stipulations of the "Trade Union Act of the People's
Republic of China".

                       ARTICLE 12
                FOREIGN CURRENCY CONTROL

12.1. Foreign currency of JVC shall be handled according to the "Interim Provisions of People's Republic of China on the
Administration of Foreign Currency" and related stipulations.

12.2. JVC shall open a foreign currency account in the Bank of China with its business license. All legal income of JVC may be converted and all the foreign exchanges shall be deposited in the foreign currency account of its opening bank and all expenses and financing payments in foreign currency of JVC shall be paid out of the foreign currency account of its opening bank.

                       ARTICLE 13
               FINANCING, TAXING AND AUDITING

13.1. Financial accounting of JVC shall be made in accordance with the rules and regulations of financial accounting in PRC as stipulated for joint venture enterprises using Chinese and foreign investment.

13.2. The fiscal year of JVC starts from the 1st day of January and ends on the 31st day of December of each year. All the accounting certificates, documents, reports and account books should be written both in English and Chinese.

13.3. JVC should pay all the taxes required according to the related laws and stipulations of PRC.

13.4. JVC should draw reserve funds, enterprise development funds and welfare and reward funds according to the stipulations of "The Law of the People's Republic of China on Chinese-Foreign Equity Joint Ventures", the ratio of which funds to be drawn each year should be decided by the Board of Directors according to the status of business of JVC.

13.5. For accounting and auditing, JVC should hire accountants and auditors registered in PRC, and report these results to the Board of Directors and the General Manager. If Party B is willing to hire auditors of another country for auditing of the annual finance, Party A should agree, but all charges shall be paid by Party B.

13.6. Within the first three months of the business year, the Debit/Credit accounts of the last business year, documents of profit/loss accounts and profit sharing plan should be initiated by the General Manager and submitted to the Board of Directors for review and approval.

                           ARTICLE 14
                   TERMS OF THE JOINT VENTURE

14.1. The term of JVC shall be twenty three (23) years commencing on the date of establishment of JVC. The date of the acquisition of the business license for JVC shall be the date of its establishment. It is necessary to submit an application to the department in charge for the extension of the term of JVC twelve
(12) months prior to the expiration of the term of JVC provided a motion is initiated by one of the Parties and approved unanimously by the Board of Directors.

14.2. In accordance with the laws, JVC should be liquidated upon the expiration of JVC or termination of the business in advance. The liquidated properties should be distributed according to the ratio of investment made by Party A and Party B. For purpose of liquidation distributions, all contract rights, land use rights and other tangible or intangible properties shall be valued on a fair market value "going concern basis". The liquidation appraisal shall be conducted by a public accountant registered in PRC.

                         ARTICLE 15
                         INSURANCE

15. 1 Each engineering project of JVC should be insured by the People's Insurance Company of China. The procedures shall be handled by the department in charge.

                          ARTICLE 16
               AMENDMENT TERMINATION AND RELEASE
                        OF THE CONTRACT

16.1 When amendment is made to this contract and its appendixes, it shall not be valid unless a written agreement is signed by both Parties and submitted to and approved by the applicable governmental authorities (the "Authorities") concerned.

16.2 With the unanimous agreement of the Board of Directors and approval of the Authorities concerned, JVC can be terminated prior to the original term or the contract be terminated in advance if the JVC is incapable of going on with the business for certain reasons.

                           ARTICLE 17
                     OBLIGATION OF THE PARTY
                      BREACHING THE CONTACT

17.1.  If  either  Party fails to contribute the  amount  of  the investment committed by the time stipulated in Article 5 of the contract, the Party breaching the contract shall pay the Party observing the contract 0.3% of the total amount of investment overdue each three (3) months counting from the 30th bank date overdue. Should the Party breaching the contract fail to contribute the amount of capital it committed for six (6) months, apart from the total sum of 0.6% of above-mentioned fines, the Party observing the contract has the right to request the Party breaching the contract to fully implement the contract within a specified period or terminate the contract according to Article 16 of the contract and demand the Party breaching the contract to compensate for its losses.

17.2. Obligation should go to the Party if it is that Party's fault that elects the implementation or complete implementation of the contract and its appendixes. Each Party shall be liable for the breach of the contract, if the fault is due to both Parties.

17.3. In order to guarantee its registered capital contributions, Party B should provide a bank guarantee or guarantee from Panda
Energy Corp. of U.S.A. for its registered capital contributions.

                           ARTICLE 18
                          FORCE MAJEURE

18.1. As the consequence of Force Majeure, such as war, earthquakes, typhoons, floods, fires or other natural calamities, which cannot be predicated, or the happening or consequence of which cannot be prevented or avoided (such as prolonged strikes), and directly affects the execution of the contract, or execution of the contract according to the terms stipulated in the contract, the Party that encounters the Force Majeure should notify the Party by fax or other most immediate means available of the incident. Valid documents to certify the detailed happenings of the accident, and valid documents to certify the reasons of its inability to fulfill or completely fulfill, or the necessity to postpone the fulfillment of the contract, should be submitted to the other Party within thirty (30) days of the accident, and should be certified by the notarization department of the region where the accident took place. Disputes arising from cases of Force Majeure shall be resolved through negotiations between the two Parties as to whether to terminate the contract or partially release the obligations of the affected Party, or postpone the fulfillment of the contract according to the effect of the accident on the fulfillment of the contract If the maker cannot be resolved within fourth five (45) days through negotiation, at the request of either Party, it shall be settled through arbitration.

                           ARTICLE 19
                         LAWS APPLICABLE

19.1. The signing, validity, explanation and implementation of this contract should abide by the laws of the People's Republic of China.

                           ARTICLE 20
                           ARBITRATION

20.1. Should any dispute arise from the implementation of or relating to the contract, both Parties shall resolve them through friendly negotiations. If the discrepancies cannot be solved by negotiations, they should be submitted to the Arbitration
Committee of China Council for the Promotion of International Trade for solution, whose decision shall be final and legally binding on both Parties. The arbitration shall be conducted in both Chinese and English with both languages having equal weight.

20.2. During the process of arbitrator, the contract should be executed with no interruption, except for those parts relating to discrepancies under arbitration.

                          ARTICLE 21
                    VALIDITY OF THE CONTRACT

21.1.  All  the  articles  of the contract  including  appendixes
(Articles of Association of JVC, certificates of Party A's tangible capital contributions and list of equipment to be imported) are indispensable parts of this contract.

21.2. The contract including its appendixes shall be valid only where it has been approved by the Ministry of Foreign Trade and Economic Cooperation or its entrusted inspection departments.

21.3. Any communication relating to the rights and obligations of the two Parties should be made in written form, except notices, telegrams and faxes. The addresses stated in Article 2 of the contract are statutory addresses for correspondence between the two Parties. Any change in the statutory address should be notified to the other Party thirty (30) days in advance.

                           ARTICLE 22
                      LANGUAGE OF THE TEXT

22.1. This contract is written both in English and Chinese. The contract in both languages is of equal validity.

This contract for Tangshan Panda Heat and Power Co., Ltd. is signed by the authorized representatives of both Parties in Shijiazhuan City, Hebei Province, China, as follows:


Party A:                           Party B:
Luannan County                     Pan-Western Energy Corp.,LLC
Heat & Power Plant



Zhao Xiucheng                      Ralph T. Killian
General Manager                    Senior Vice President

Witnessed by:
China National Machinery Import & Export Corp.

Bai Congyong
General Manager of Overseas Enterprises Div.

Dated on Sept. 4, 1994




                                AMENDMENT
                                   TO
                         JOINT VENTURE CONTRACT
                                   FOR
                  TANGSHAN PANDA HEAT & POWER CO., LTD.

This amendment is made and entered into on July 19, 1996 by and between Party A Luannan County Heat & Power Plant of Hebei Province, China through its duly authorized agent and Party B Pan-Western Energy Corp., LLC. of British Cayman Islands through its duly authorized agent, both of which JV Parties to Tangshan Panda Heat & Power Co., Ltd.

WHEREAS, adjustments are required for amounts of capital contributions, their respective proportion to registered capital and means of such contributions by the Parties to Tangshan Panda
Heat & Power Co., Ltd.;

NOW THEREFORE, through consultation, the Parties have agreed to the following amendment to the Joint Venture Contract for Tangshan Panda Heat & Power Co., Ltd. executed by and between the
Parties on September 4, 1994:

 1. Delete the original Article 5.2 in its entirety, to be replaced by a new Article 5.2, which stipulates as follows:

    " 5.2 The total investment of the JVC shall be US$29,800,000, and the registered capital of the Company shall be US$11,920,000. The contribution made by Park A shall be US$l,440,417.6, accounting for 12.08% of the registered capital, the contribution made by Party B shall be US$10,479,582.4, accounting for 87.92% of the registered capital.

    The rest of the total investment exceeding the registered capital shall be made up by a shareholder loan provided by Party B to the JVC. JVC shall be responsible for the payment of debt obligations, interest and financing costs on such shareholder loan.

    The Parties shall share the profits, losses and risks in proportion to their investment contributed. "

 2. Delete the original Article 5.3 in its entirety, to be replaced by a new Article 5.3, which stipulates as follows:

    "5.3 Party A and Party B shall each invest in the following way:

    Party A: With cash capital contributions made at or during the times specified in Section 5.4;

    Party B: With cash capital contributions made at or during the times specified in Section 5. 4. "

 3. The above-cited new Article 5.2 and Article 5.3 shall take effect from the date upon which the amendment is approved by the original examination and approval authority that approved the above JV Contract. This amendment is made in both English and Chinese, both of which shall be equally authentic.

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused their respective authorized agents execute this amendment as of the date and year set forth hereinabove.

Party A:	Luannan County Heat & Power Plant

Hebei Province, China

By:
Position:


Party B: 	Pan-Western Energy Corp., LLC.

British Cayman Islands

By:
Position:




                            AMENDMENT
                               TO
                     JOINT VENTURE CONTRACT
                               FOR
              TANGSHAN PANDA HEAT & POWER CO., LTD.

           This amendment is made and entered into this 18th November, 1996 by and between Party A Luannan County Heat & Power Plant of Hebei Province, China through its duly authorized agent and Party B Pan-Western Energy Corp, LLC. of British Cayman Islands through its duly authorized agent both of which JV Parties to Tangshan Panda Heat & Power Co., Ltd.

            WHEREAS, certain amendments are required for capital contributions, responsibilities and duties of the Parties concerning land use right as well as procedures for extension of term of joint venture for Tangshan Panda Heat & Power Co., Ltd.

           NOW THEREFORE, through consultation, the Parties have agreed to the following amendment to the Joint Venture Contract for Tangshan Panda Heat & Power Co., Ltd. executed by and between the Parties on September 4, 1994:

1. Delete the original Article 5.9 in its entirety, to be replaced by a new Article 5.2, which stipulates as follows:

          "5.2  The  total  investment   of  the  JVC  shall   be
          US$29,800,000 and the registered capital of the Company shall be US$11,920,000. The contribution made by Party, A shall be US$1,440,417.6, accounting for 12.08% of the registered capital;, the contribution made by Party B shall be US$10,479,582.4 accounting for 87.92% of the registered capital.

	    The rest of the total investment exceeding, the registered capital shall be made up by a shareholder loan provided by Party B to the JVC. JVC shall be responsible for the payment of debt obligations, interest and financing costs on such shareholder loan.

          The Parties shall share the profits, losses arid risks in proportion to their investment contributed."

2. Delete the original Article 5.3 in its entirety to be replaced by a new Article 5.3, which stipulates as follows:

          "5.3    Party  A and Party B shall each invest  in  the
          following way:

          Party A: With cash capital contributions made at or during the times specified in Section 5.4;
          Party B: With cash capital contributions made at or during the times specified in Section 5.4. "

3. Add to Article 6.1 new sub-section (viii), which stipulates as follows:

          "(viii) for an initial 23 years of the JVC, to obtain in its own name granted land use right for the land to be used by JVC and make such granted land use right available to JVC via transfer lease or other appropriate means."

4. Delete the original Article 14.1 in its entirety, to be replaced with a new Article 14.1, which stipulates as follows:

          "14.1 The term of JVC shall be for an initial period of twenty-three (23) years commencing on the date of establishment of JVC. The date of the acquisition of the business license for JVC shall be the date of its establishment. If Party B should notify Party A of its intention to continue its participation in the JVC beyond this initial 23 year term, then Party A shall submit an application duly executed by authorized representatives of the Parties to the department in charge for an extension of the term of the JVC for the lesser amount of time, as requested by Party B, or the maximum period permitted by applicable laws and regulations twenty-four (24) months prior to the expiration of the term of the JVC."

5. Add new Article 14.3, which stipulates as follows:

          "14.3 Upon expiration of the initial twenty-three (23) year term of JVC, if no extension is made of such term of the JVC, then the assets of the JVC (other than land use right) shall be valued as per their remaining value at that time and distributed in accordance with the investment share of the Parties at liquidation, regardless whether such land use will expire or not. And such assets shall not be under-valued due to any such expiration of land use right."

The above-cited new Article 5.2, Article 5.3, Article 6.1 (viii),
Article 14.1 and Article 14.3 shall take effect from the date upon which the amendment is approved by the original examination and approval authority that approved the above JVC contract. This amendment is made in both English and Chinese, both of which shall be equally authentic.

      IN WITNESS THEREOF, the Parties, intending to be legally bound, have caused their respective authorized agents execute this amendment as of the date and year set forth hereinabove.


Party A:
Luannan County Heat & Power Plant
Hebei Province, China

By:
Position:


Party B:
Panda Heat & Power Co., Ltd.
British Cayman Islands

By:
Position: